UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    May 22, 2025
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Registrant, Albany International Corp. (the “Company”), has named Sean Valashinas its Vice President – Controller and Principal Accounting Officer and appointed him Principal Accounting Officer, both effective June 9, 2025. Mr. Valashinas (age 53) joins the Company with over 30 years of accounting experience, including strategic public accounting roles. He most recently, from February 2024, served as Vice President, Accounting, Treasury, and Tax at Resonetics, a leader in advanced engineering and micro manufacturing for medical technology and life sciences. Prior to that, Mr. Valashinas worked for Standex International Corporation, a publicly traded global industrial manufacturing company providing advancements to vital industries, including electric vehicles, human health products, refrigeration, space innovation and solar technology, from 2007 to 2024, and was its Vice President, Chief Accounting Officer & Assistant Treasurer. Prior to that, Mr. Valashinas was employed by The Hershey Company, a manufacturer of confectionary and consumer snacks, as Manager, Merger & Acquisition and Special Project Accounting from 2005 to 2007, and as Plant Controller from 2002 to 2005.

Mr. Valashinas is a Certified Public Accountant, holds a Bachelor of Science in Accounting from the University of Scranton, and received an MBA with High Honors from Boston University Questrom School of Business.

A summary of Mr. Valashinas’s employment agreement and material compensation terms is attached as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1    Summary of Valashinas compensation terms.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Gunnar Kleveland

Name:	Gunnar Kleveland
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date: May 22, 2025

EXHIBIT INDEX

Exhibit No.	Description
99.1	Summary of Valashinas compensation terms.
104	Inline XBRL cover page.